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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 11, 1999


                              BROADCOM CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          California                      000-23993               33-0480482
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(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 450-8700


                                 Not Applicable
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          (Former Name or Former Address, if Changed since Last Report)


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ITEM 5.  OTHER EVENTS

         On August 11, 1999, Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

         (a)     Not Applicable.

         (b)     Not Applicable.

         (c)     Exhibits

                 99.1 -- Press Release dated August 11, 1999, of the Registrant.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BROADCOM CORPORATION,
                                        a California corporation

August 11, 1999                         By:  /s/ WILLIAM J. RUEHLE
                                             -----------------------------------
                                             William J. Ruehle
                                             Vice President and
                                             Chief Financial Officer

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